UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 9, 2020

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	001-05128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1716 Locust Street,	Des Moines,	Iowa	50309-3023
(Address of principal executive offices)			(ZIP Code)

Registrant’s telephone number, including area code:	(515)	284-3000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1	MDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 8.01	Other Events

On September 9, 2020, Meredith Corporation (the Company) issued a press release announcing that it has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with its annual meeting of shareholders to, among other things, seek shareholder approval of an amendment to its charter (the Amendment). The annual meeting is schedule to be held on November 11, 2020.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.

Other Information

The Company and its directors, executive officers, and advisors may be deemed to be participants in the solicitation of proxies in connection with the proposed Amendment to be considered at the annual meeting of shareholders. Shareholders may obtain additional information regarding the interests of those participants by reading the Company's preliminary proxy statement filed on September 9, 2020, and, when they become available, the Company's definitive proxy statement and other definitive proxy materials, and the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

The definitive proxy statement will be mailed to shareholders as of the record date of September 11, 2020, established for voting at the annual meeting. Shareholders may obtain free copies of the preliminary proxy statement and the Company's other SEC filings electronically by accessing the SEC's home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to the Company, Attn: Secretary, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023, (515) 284-3000.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release issued by Meredith Corporation on September 9, 2020
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Jason Frierott
Jason Frierott
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: September 9, 2020